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                                                                    EXHIBIT 99.2



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                            STOCK PURCHASE AGREEMENT


                          DATED AS OF DECEMBER 22, 2000


                                  by and among


                              ITS S.L., AND OTHERS


                                       and


                        STEPHEN BELOYAN, LIONEL BELOYAN,
                        BELCO SYSTEMS TECHNOLOGIES CORP.,
                   FMS DISTRIBUTORS, INC., RAFFLES TOHO, INC.
            WILLIAM E. HUSTON, WILLIAM J. HUSTON, CHRISTINE MITTMAN,
                      GRANITE ENTERPRISES and GEORGE BROUS

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                                TABLE OF CONTENTS
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                                                                                                      PAGE
                                    ARTICLE I
SALE OF STOCK............................................................................................1
         Section 1.1 Sale of Stock. .....................................................................1
         Section 1.2 Price...............................................................................1
         Section 1.3 Closing ............................................................................1

                                   ARTICLE II

REPRESENTATIONS OF SELLERS ..............................................................................2
         Section 2.1 Ownership of Stock..................................................................2
         Section 2.2 Authorization and Validity of Agreement.............................................2
         Section 2.3 Consents and Approvals; No Violations...............................................2
         Section 2.4 Existence and Good Standing.........................................................2
         Section 2.5 Capital Stock.......................................................................3
         Section 2.6 Subsidiaries........................................................................3
         Section 2.7 Financial Statements................................................................3
         Section 2.8 Securities Filings..................................................................4
         Section 2.9 Indebtedness........................................................................4
         Section 2.10 Litigation.........................................................................5
         Section 2.11 Taxes..............................................................................5
         Section 2.12 Broker's or Finder's Fees..........................................................5
         Section 2.13 Transactions with Affiliates.......................................................5
         Section 2.14 Accuracy of Information............................................................5

                                   ARTICLE III

REPRESENTATIONS OF PURCHASER.............................................................................5
         Section 3.1 Existence and Good Standing of Purchaser; Authorization.............................5
         Section 3.2 Consents and Approvals; No Violations...............................................6
         Section 3.3 Purchase for Investment.............................................................6
         Section 3.4 Available Funds.....................................................................7
         Section 3.5 Litigation..........................................................................7
         Section 3.6 No Outside Reliance.................................................................7
         Section 3.7 Broker's or Finder's Fees...........................................................7
         Section 3.8 Accuracy of Information.............................................................7

                                   ARTICLE IV

CERTAIN AGREEMENTS.......................................................................................7
         Section 4.1 Reasonable Best Efforts.............................................................7
         Section 4.2 Payment of Pre-Closing Accounts Payable.............................................7

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                                    ARTICLE V

CONDITIONS TO PURCHASER'S OBLIGATIONS....................................................................8
         Section 5.1 Truth of Representations and Warranties.............................................8
         Section 5.2 Performance of Agreements ..........................................................8
         Section 5.3 No Injunction.......................................................................8
         Section 5.4 No Litigation.......................................................................8
         Section 5.5 Delivery of Books and Records.......................................................8

                                   ARTICLE VI

CONDITIONS TO SELLERS' OBLIGATIONS.......................................................................9
         Section 6.1 Truth of Representations and Warranties.............................................9
         Section 6.2 Performance of Agreements...........................................................9
         Section 6.3 No Injunction.......................................................................9

                                   ARTICLE VII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.............................................................9
         Section 7.1 Survival of Representations.........................................................9
         Section 7.2 Indemnities ........................................................................9

                                  ARTICLE VIII

MISCELLANEOUS ..........................................................................................11
         Section 8.1 Expenses...........................................................................11
         Section 8.2 Governing Law; Consent to Jurisdiction.............................................11
         Section 8.3 Captions...........................................................................11
         Section 8.4 Notices............................................................................11
         Section 8.5 Parties in Interest................................................................12
         Section 8.6 Counterparts.......................................................................12
         Section 8.7 Entire Agreement...................................................................12
         Section 8.8 Third Party Beneficiaries..........................................................12

                            STOCK PURCHASE AGREEMENT


        STOCK PURCHASE AGREEMENT (this "Agreement") dated and effective as of December 22, 2000, by and among ITS S.L., Carnival Enterprises Limited, Volim Holding B.V., Geeris Holding Nederland B.V., and their designees (collectively, the "Purchaser") and Stephen Beloyan, Lionel Beloyan, BELCO Systems Technologies Corp., FMS Distributors, Inc., Raffles Toho, Inc., William E. Huston, William J. Huston, Granite Enterprises, Christine Mittman, and George Brous (collectively, the "Sellers").

                              W I T N E S S E T H :

         WHEREAS, Sellers are the owners of an aggregate of 3,810,500 shares of the issued and outstanding Common Stock, par value $.001 per share (the "Stock"), of Technology Systems International, Inc., a corporation organized under the laws of the State of Florida (the "Company").

        WHEREAS, Sellers desire to sell, and Purchaser desires to purchase, the Stock pursuant to this Agreement; and


         NOW, THEREFORE, IT IS AGREED:


                                    ARTICLE I

                                  SALE OF STOCK

                  Section 1.1 SALE OF STOCK. Subject to the terms and conditions herein stated, Sellers agree to sell, assign, transfer and deliver to Purchaser on the Closing Date, and Purchaser agrees to purchase from Sellers on the Closing Date, all of the shares of the Stock. The certificate(s) representing the Stock shall be duly endorsed in blank, or accompanied by stock powers duly executed in blank, by Sellers.

                  Section 1.2 PRICE. On the Closing Date, Purchasers shall pay to Sellers the amount of $250,000 (U.S.) (the "Purchase Price"). Not less than one business day prior to the Closing Date, the Purchase Price shall be paid to Stephen A Zrenda, Jr., P.C. Trust Account, as escrow agent, and the Sellers shall deliver the Stock to Louis Taubman, Esq., duly endorsed for transfer to Purchaser or their designees. Upon the Closing, Stephen A. Zrenda, Jr., P.C. shall release the Sellers' proceeds to Sellers' agent, Louis Taubman of Kogan Taubman & Neville LLC, Trust Account , and shall deliver the Stock to Purchaser.

                  Section 1.3 CLOSING. The closing of the Sale referred to in
Section 1.1 (the "Closing")

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shall take place at 10:00 a.m. on December 22, 2000. Such time and date are herein referred to as the "Closing Date."

                                   ARTICLE II

                           REPRESENTATIONS OF SELLERS

                  Each Seller, jointly and severally, represent and warrant to Purchaser as follows:

                  Section 2.1 OWNERSHIP OF STOCK. Sellers are the lawful owners of all of the shares of Common Stock to be sold to the Purchaser, which shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character, other than any of the foregoing arising from actions by Purchaser ("Encumbrances") as of the Closing referenced below. The delivery to Purchaser of the Stock pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of any and all Encumbrances.

                  Section 2.2 AUTHORIZATION AND VALIDITY OF AGREEMENT. Sellers have full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Sellers and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

                  Section 2.3 CONSENTS AND APPROVALS; NO VIOLATIONS. The execution and delivery of this Agreement by Sellers and the consummation by Sellers of the sale of the Stock as contemplated herein and the other transactions contemplated hereby (the "Sale") (a) will not violate the provisions of the Articles of Incorporation or Bylaws of the Company, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Seller, the Company or any Subsidiary (as hereinafter defined) is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Sellers, the Company or any Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which any Seller, the Company or any Subsidiary is a party, or by which they or any of their respective properties or assets may be bound.

                  Section 2.4 EXISTENCE AND GOOD STANDING. (a) The Company is a corporation duly

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organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed as a foreign corporation to conduct its business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a Material Adverse Effect. The term "Material Adverse Effect" means any circumstance, change in or effect on the Company or any of its Subsidiaries that is materially adverse to the business, operations, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                  (b) Each Subsidiary is a corporation duly organized, validly existing and is in good standing under the laws of its own jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary is duly qualified or licensed as a foreign corporation to do business and, to the extent such concept is applicable, is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. As used in this Agreement (i) "Subsidiary" shall mean any Person of which the Company (either alone or together with other Subsidiaries of the Company) owns, directly or indirectly, more than 50% of the stock or other equity interests that are generally entitled to vote for the election of the board of directors or other governing body of such Person and (ii) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or other department or agency thereof.

                  Section 2.5 CAPITAL STOCK. The Company has an authorized capitalization consisting of 25,000,000 shares of Common Stock, par value $.001 per share, of which 4,450,000 shares are issued and outstanding as of the date hereof; and 5,000,000 shares of preferred stock, of which no shares are outstanding as of the date hereof. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of the Company, except warrants to purchase 880,000 shares of Common Stock, at an exercise price of $1.00 per share.

                  Section 2.6 SUBSIDIARIES. Schedule 2.6 is a complete list of all Subsidiaries of the Company. The Company is the record owner of the percentage of the shares of capital stock of each Subsidiary that is listed opposite such Subsidiary on Schedule 2.6. No capital stock of any

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Subsidiary is or may become required to be issued, transferred or sold for any reason pursuant to any existing agreement to which Seller or Parent is a party, and all of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable and are owned free and clear of any Encumbrance with respect thereto.

                  Section 2.7 FINANCIAL STATEMENTS. Sellers have heretofore furnished Purchaser with the balance sheets of the Company and its Subsidiaries for the fiscal years ended September 30, 1999 and 2000, and the related statements of income and cash flows for the periods then ended, audited by Richard M. Bogdanoff, P.A.(the "Financial Statements"). The Financial Statements, including the footnotes thereto have been prepared in accordance with generally accepted accounting principles and fairly present in all material respects the financial position of the Company and the Subsidiaries and the results of their operations and cash flows at such dates and for such periods. Since September 30, 2000, there has been no material adverse change in the financial condition, operations, or business of the Company or any of its Subsidiaries.

                  Section 2.8 SECURITIES FILINGS. Since January 1, 1999, and prior to the execution and delivery of this Agreement, the Company has filed all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission (the "SEC"), including, without limitation,
(A) all Annual Reports on Form 10-KSB, (B) all Quarterly Reports on Form 10-QSB,
(C) all proxy statements relating to meetings of shareholders (whether annual or special), (D) all Reports on Form 8-K, (E) all other reports or registration statements and (F) all amendments and supplements to all such reports and registration statements filed from January 1, 1999 to the date hereof (collectively, the "SEC Reports"). The SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act of 1933 as amended (the "1933 Act") and the Securities Exchange Act of 1934 as amended, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and (ii) did not at the time they were filed and as of the date hereof, and, with respect to registration statements as of their effective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Section 2.9 INDEBTEDNESS. The Company and each of its Subsidiaries have no outstanding Indebtedness of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments). All of the $21,453 of liabilities disclosed in September 30, 2000 annual report and all other payables of the Company have been or will be paid in full as of the Closing Date (currently believed to be a total of $20,126 as of December 22, 2000) by Stephen Beloyan pursuant to a Technology Transfer Agreement. For purposes of this Agreement, "INDEBTEDNESS" shall mean any obligation for borrowed money, including without limitation (A) any obligation owed for all or any part of the purchase price of capital assets, (B) accounts payable included in current liabilities and incurred in respect of property purchased and operations in the ordinary course of business, (C) any obligations secured by any lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such

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obligation, (D) any guarantee with respect to any of the foregoing indebtedness of another person, and (E) obligations in respect of letters of credit.

                  Section 2.10 LITIGATION. There are no (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or (ii) judgements, injunctions, writs, rulings or orders by any Governmental Person against the Company or any of its Subsidiaries.

                  Section 2.11 TAXES. The Company and each of its Subsidiaries has filed all Federal, state and foreign income tax returns and all other material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it in writing and all other related penalties and charges other than those being contested in good faith and by appropriate proceedings. The charges, accruals and reserves on the other governmental charges are, in the opinion of the Company, adequate. Neither the Company nor any of its Subsidiaries has given or been requested to give a waiver of the statute of limitations relating to the payment of Federal or other taxes.

                  Section 2.12 BROKER'S OR FINDER'S FEES. No agent, broker, firm or other Person acting on behalf of Sellers or the Company is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein except for compensation due to Kogan Taubman & Neville, LLC.

                  Section 2.13 TRANSACTIONS WITH AFFILIATES. Schedule 2.13 attached hereto identifies all material contracts, commitments and agreements in effect as of the date hereof and which will continue in effect after the consummation of the Sale, by and between the Company or any Subsidiary on the one hand and Sellers or any of their Affiliates on the other. As used in this Agreement, an "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with another Person, or any relative (including by marriage) of a Person.

                  Section 2.14 ACCURACY OF INFORMATION. None of the representations and warranties of Sellers contained herein or in the documents furnished by them pursuant hereto contain any material misstatement of fact, or omit to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading.

                                   ARTICLE III

                          REPRESENTATIONS OF PURCHASER

                  Purchaser represents and warrants as follows:

                  Section 3.1 EXISTENCE AND GOOD STANDING OF PURCHASER; AUTHORIZATION.

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                  (a) ITS S.L. is a corporation duly organized, validly existing and in good standing under the laws of Spain.

                  (b) Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and all of the Ancillary Documents to which it is or will be a party, by Purchaser, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized and approved by its Board of Directors, and no other corporate or shareholder action on the part of Purchaser or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement or the Ancillary Documents by Purchaser and the consummation of the Sale and the other transactions contemplated hereby or thereby. This Agreement has been (and the Ancillary Documents will be or have been) duly executed and delivered by Purchaser and, assuming the due execution of this Agreement by Sellers, will constitute valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms, except to the extent that enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles. As used herein, the term "Ancillary Documents" shall mean all of the agreements (other than this Agreement), certificates and documents required to be delivered on or prior to the Closing Date in connection with the transactions contemplated hereby and thereby.

                  Section 3.2 CONSENTS AND APPROVALS; NO VIOLATIONS. The execution and delivery of this Agreement or any of the Ancillary Documents by Purchaser and the consummation of the transactions contemplated hereby (a) will not violate any provisions of the Certificate of Incorporation or Bylaws of Purchaser, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which Purchaser is bound or by which any of its properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority on or prior to the Closing Date and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of Purchaser under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which Purchaser is a party, or by which it or any of its properties or assets may be bound.

                  Section 3.3 PURCHASE FOR INVESTMENT. Purchaser and its assigns or designees will acquire the Stock solely for their own account for investment purposes only and not with a view toward any resale or distribution thereof. Purchaser agrees that the Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and without compliance with the securities laws of other

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jurisdictions, to the extent applicable. Purchaser and its assigns or designees have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the purchase of the Stock. Purchaser confirms that the Company and Sellers have made available to Purchaser the opportunity to ask questions of the officers and management employees of the Company and to acquire additional information about the business and financial condition of the Company and its Subsidiaries.

                  Section 3.4 AVAILABLE FUNDS. Purchaser will have on the Closing Date sufficient funds to perform all of its obligations under this Agreement, including, without limitation, to make the payments required hereunder described in Section 1.2 hereto.

                  Section 3.5 LITIGATION. There is no action, suit or proceeding, at law or in equity by any Person or any arbitration or any administrative or other proceeding before any governmental body or instrumentality or agency, pending or, to the knowledge of the Purchaser, threatened in writing, which is reasonably likely to have a material adverse effect on Purchaser's ability to consummate the Sale and the other transactions contemplated by this Agreement.

                  Section 3.6 NO OUTSIDE RELIANCE. Purchaser has not relied and is not relying upon any statement or representation not made in this Agreement or a Schedule hereto or in any certificate or document required to be provided by the Company or the Sellers pursuant to this Agreement.

                  Section 3.7 BROKER'S OR FINDER'S FEES. No agent, broker, firm or other Person acting on behalf of Purchaser is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein other than Safeguard Advisors Ltd..

                  Section 3.8 ACCURACY OF INFORMATION. None of the representations and warranties of Purchaser contained herein or in the documents furnished pursuant hereto contain any material misstatement of fact, or omit to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading.

                                   ARTICLE IV

                               CERTAIN AGREEMENTS

                  Section 4.1 REASONABLE BEST EFFORTS. Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, but not limited to, (a) the obtaining of all necessary waivers, consents and approvals from governmental or regulatory agencies or authorities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be

                                      7
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necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any governmental agency or authority, (b) the obtaining of all necessary consents, approvals or waivers from third parties and (c) the defending of any lawsuits or any other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any temporary restraining order entered by any court or administrative authority vacated or reversed.

                  Section 4.2 PAYMENT OF PRE-CLOSING ACCOUNTS PAYABLE. Sellers shall pay all liabilities, claims, damages, encumbrances, taxes, accounts payable or other Indebtedness of the Company existing on or prior to the Closing Date, including, without limitation, the accounts payable and Indebtedness set forth on Schedule 2.9; PROVIDED, FURTHER, that in no event shall the Sellers be required to pay in excess of the sum of (i) the aggregate amount of any and all unpaid payroll tax liabilities of the Company for all periods prior to the Closing Date, plus (ii) $50,000 (the "Damage Cap"), under this Section 4.2; PROVIDED, FURTHER, that the Damage Cap shall be reduced to the extent of any net cash received by the Company after all related expenses (including attorneys fees and costs) arising from any litigation or claims.

                                    ARTICLE V

         CONDITIONS TO PURCHASER'S OBLIGATIONS

                  The purchase of the Stock by Purchaser on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the Sale, of the following conditions:

                  Section 5.1 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Sellers contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

                  Section 5.2 PERFORMANCE OF AGREEMENTS. Each and all of the agreements of Sellers to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

                  Section 5.3 NO INJUNCTION. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                  Section 5.4 NO LITIGATION. There shall not be any action, suit or proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by

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Purchaser or any of its subsidiaries or Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or Affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

                  Section 5.5 DELIVERY OF BOOKS AND RECORDS. Sellers shall deliver true and complete copies of all books and records of the Company, including, without limitation, minute books, certified copies of organizational documents (Articles, Bylaws, etc.), accountant's work papers, stock transfer books and ledgers, a certified shareholder list dated as of a date within five days of the Closing Date, a current DTC report, and all other operational and administrative records.

                                   ARTICLE VI

                       CONDITIONS TO SELLERS' OBLIGATIONS

                  The sale of the Stock by Sellers on the Closing Date is conditioned upon satisfaction or waiver, at or prior to the consummation of the Sale of the following conditions:

                  Section 6.1 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in this Agreement or in any Ancillary Document shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                  Section 6.2 PERFORMANCE OF AGREEMENTS. Each and all of the agreements of Purchaser to be performed at or prior to the Closing Date pursuant to the terms hereof or in any of the Ancillary Documents shall have been duly performed in all material respects.

                  Section 6.3 NO INJUNCTION. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                                   ARTICLE VII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

                  Section 7.1 SURVIVAL OF REPRESENTATIONS. The representations and warranties set forth in this Agreement shall survive for ninety (90) days after the Closing Date, except for the representations and warranties set forth in Section 2.11, which shall survive for five years after the Closing Date.

                  Section 7.2 INDEMNITIES. (a) Each Seller, jointly and severally, hereby agrees to indemnify and hold harmless Purchaser, the Company and/or its Subsidiaries from and against any

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and all damages, claims, losses or expenses (including reasonable attorneys'
fees and expenses) ("Damages") actually suffered or paid by Purchaser, the Company and/or its Subsidiaries as a result of the breach of any representation or warranty made by any Seller in this Agreement. To the extent that Sellers' undertakings set forth in this Section 7.2(a) may be unenforceable, Sellers shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

                  (b) Purchaser and the Company hereby agree to indemnify and hold harmless Sellers against Damages actually suffered or paid by Sellers as a result of the breach of any representation or warranty made by the Purchaser in this Agreement. To the extent that the Purchaser's undertakings set forth in this Section 7.2(b) may be unenforceable, the Purchaser and the Company shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

                  (c) Any party seeking indemnification under this Article VII (an "Indemnified Party") shall give each party from whom indemnification is being sought (each, an "Indemnifying Party") notice of any matter for which such Indemnified Party is seeking indemnification, stating the amount of the Damages, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations of an Indemnifying Party under this
Article VII with respect to Damages arising from any claims of any third party which are subject to the indemnification provided for in this Article VII (collectively, "Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive, after the Closing Date, initial notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within such time frame as is necessary to allow for a timely response and in any event within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such timely notice shall not release the Indemnifying Party from any of its obligations under this
Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within 30 days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party (upon advice of counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnified Party and such counsel shall contest such Third Party Claims in good faith. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying
Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim or (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party. Finally, no Third Party Claim which is being defended in good faith by the Indemnifying Party or which is being defended by the Indemnified Party as provided above in this Section 7.2(c) shall be settled by the Indemnified
Party without the written consent of the Indemnifying Party.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  Section 8.1 EXPENSES. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

                  Section 8.2 GOVERNING LAW; CONSENT TO JURISDICTION. (a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Florida applicable to contracts made and to be performed entirely within the State of Florida.

                  (b) Each of the parties agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Florida or the United States District Court for the Southern District of Florida, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably submits itself in respect of its property, generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereto hereby irrevocably waives any objection which it may now or thereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

                  Section 8.3 CAPTIONS. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

                  Section 8.4 NOTICES. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

                  if to Purchaser, to them at:

                  ITS S.L.
                  c/o Frederick Cohen
                  Edif, Marina Marbella, 3EA,
                  Avda, Severo Ochoa 28
                  29600 Marbella, Spain
                  Tel: 011-3495-277-2057
                  Fax: 011-3495-277-4458

and if to any Sellers, to them, care of Louis Taubman, Esq., at:

                  Kogan Taubman & Neville, LLC
                  39 Broadway, Suite 2250
                  New York, New York 10006
                  Tel: (212) 425-8200
                  Fax: (212) 482-8104

or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

                  Section 8.5 PARTIES IN INTEREST. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  Section 8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

                  Section 8.7 ENTIRE AGREEMENT. This Agreement, including the Exhibits, Schedules and other documents referred to herein which form a part hereof, and the Confidentiality Agreement and Ancillary Documents contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Agreement.

                  Section 8.8 THIRD PARTY BENEFICIARIES. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

                  IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed, including their respective officers thereunto duly authorized, all as of the day and year first above written.

PURCHASER:                    ITS S.L.

                              By:      /s/ Fredric Cohen
                                 ----------------------------------------------
                                         Fredric Cohen, President

                              CARNIVAL ENTERPRISES LIMITED


                              By:
                                 ----------------------------------------------
                                         President

                              VOLIM HOLDING B.V.


                              By:
                                 ----------------------------------------------
                                         President

                              GEERIS HOLDING NEDERLAND B.V.


                              By:
                                 ----------------------------------------------
                                         President

SELLERS:

BELCO SYSTEMS TECHNOLOGIES CORP.

By:                                             /s/ Stephen Beloyan
   ------------------------------               ---------------------------
                                                  Stephen Beloyan
FMS DISTRIBUTORS, INC.

By                                              /s/ Lionel Beloyan
  -------------------------------               ---------------------------
                                                  Lionel Beloyan

RAFFLES TOHO, INC.

By:                                             /s/ William E. Huston
   ------------------------------               ---------------------------
                                                  William E. Huston

GRANITE ENTERPRISES, INC.

By:                                              /s/ William J. Huston
   ------------------------------                --------------------------
                                                   William J. Huston


                                                 /s/ Christine  Mittman
                                                 --------------------------


                                                 /s/ George Brous
                                                 --------------------------

                                  SCHEDULE 2.6

                            STOCK PURCHASE AGREEMENT



           Technology Systems International, Inc. has no subsidiaries.

                                  SCHEDULE 2.9

                            STOCK PURCHASE AGREEMENT



         Sellers shall pay all liabilities and other indebtedness of Technology Systems International, Inc. described in its financial statements as of September 30, 2000, and as of the Closing Date, through the exercise of warrants of the Company, or otherwise, subject to the limitations of Section 4.2 of the Agreement.

                                  SCHEDULE 2.13

                            STOCK PURCHASE AGREEMENT



         There are no material contracts, commitments or agreements in effect as of the Closing Date or which will continue in effect after the Closing Date, by and between Technology Systems International, Inc. and any of the Sellers or any of their Affiliates.